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                                                                    EXHIBIT 99.2

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 29th day of December, 2000, by and between Atrix Laboratories, Inc., a Delaware corporation having offices at 2579 Midpoint Drive, Fort Collins, CO 80525-4417 (the "Company"), and Sanofi-Synthelabo Inc., a Delaware corporation having offices at 90 Park Avenue, New York, NY 10016 ("Investor").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

1.       Purchase and Sale of Stock.

         1.1. Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, at the Closing (defined below) Investor will purchase and the Company will sell and issue to Investor 824,572 shares of Common Stock (the "Shares") for the purchase price per share equal to $18.19125, which is one hundred and ten percent (110%) of the average of the closing prices reported by the NASDAQ National Market System for the ten (10) consecutive trading days prior to, but not including, the Closing Date, for an aggregate purchase price of Fourteen Million Nine Hundred Ninety-Nine Thousand Nine Hundred and Ninety-Five Dollars and Forty Cents ($14,999,995.40) (the "Purchase Price").

         1.2. Closing. The purchase and sale of the Common Stock shall take place at the offices of the Company, 2579 Midpoint Drive, Fort Collins, Colorado 80525, on the "Effective Date", as such term is defined in the Collaboration, License and Supply Agreement of even date herewith between the parties hereto (the "Collaboration Agreement"), or at such other times and places as the Company and Investor mutually agree upon in writing (which times and places are designated as the "Closing"). At the Closing, the Company shall deliver to its transfer agent, American Stock Transfer & Trust Company, a letter, in the form of Exhibit A, which letter directs American Stock Transfer & Trust Company to deliver promptly to Investor a certificate representing the Shares.

         1.3. Purchase Price. At the Closing, the Purchase Price shall be paid by Investor to the Company in immediately available funds by wire transfer to a bank account designated by the Company two (2) business days prior to the Closing Date or, if not so designated, then by certified or official bank check payable in immediately available funds to the order of the Company in such amount.

1.4.     Definition.

                           (a) The following terms, as used herein, have the following meanings:

                                    "Affiliate" shall have the meaning defined in Rule 501 of Regulation D as promulgated under the 1933 Act.

                                    "Closing Date" means the date of the
                                    Closing.
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                                    "Common Stock" means the Common Stock, par
                                    value $.001 per share of the Company.

                                    "GAAP" means generally accepted accounting principles in the United States.

                                    "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), business, assets, results of operations of a corporation and its subsidiaries taken as a whole.

                                    "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                                    "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                                    "Person" shall mean an individual,
                                    corporation, partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, and any other form of entity not specifically listed herein.

                                    "SEC" shall mean the U.S. Securities and Exchange Commission.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to Investor that:

         2.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

         2.2. Capitalization. The authorized capital of the Company consists of:

                  (a) Preferred Stock. 5,000,000 shares of Preferred Stock, of which (i) 200,000 shares have been designated Series A Preferred Stock, par value $.001 per share, none of which are issued and outstanding; (ii) 20,000 shares have been designated Series A Convertible Exchangeable Preferred Stock, par value $.001 per share, of which 12,015 shares were issued and outstanding on December 29, 2000; and (iii) 4,780,000 shares are undesignated, none of which are issued and outstanding.

                  (b) Common Stock. 25,000,000 shares of Common Stock, of which 12,555,120 shares were issued and outstanding on December 29, 2000.

         2.3. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) its authorization, execution and


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                  delivery of the Agreement, (ii) the performance of all
                  obligations of the Company hereunder and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Common Stock being sold hereunder, to the extent that the foregoing requires performance on or prior to the Closing, has been taken. This Agreement, assuming due authorization, execution and delivery by Investor, constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable laws relating to creditors' rights or principles of equity affecting the availability of remedies.

         2.4. Valid Issuance of Common Stock. The Shares, when issued against payment thereof in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Investor in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

         2.5. SEC Filings. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is quoted on the Nasdaq National Market. The Company has filed all 1934 Act reports for a period of at least twelve (12) months immediately preceding the offer or sale of the Shares. The Company's filings with the SEC complied as of their respective filing dates, or in the case of registration statements, their respective effective dates, as to form in all material respects with all applicable requirements of the 1933 Act and the 1934 Act and the rules and regulations promulgated thereunder. None of such filings, including, without limitation, any exhibits, financial statements or schedules included therein, at the time filed, or in the case of registration statements, at their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, and such audited financial statements (i) were prepared from the books and records of the Company, (ii) were prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended. The unaudited financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2000, June 30, 2000 and September 30, 2000 comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto; and such unaudited financial statements (i) were prepared from the books and records of the Company, (ii) were prepared in accordance with GAAP, except as otherwise permitted under the 1934 Act and the rules and regulations thereunder, on a consistent basis (except as may be indicated therein or in the notes or schedules thereto, and except that they do not contain footnotes and other presentation items


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                  that may be required by GAAP) and (iii) present fairly the financial position of the Company as of the dates thereof and the results of operations and cash flows (or changes in financial condition) for the periods then ended, subject to normal year-end adjustments and any other adjustments described therein or in the notes or schedules thereto.

         2.6. Litigation. Except as disclosed in the Company's filings with the SEC, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         2.7. No Default. Except as disclosed in the Company's filings with the SEC, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material agreement or instrument to which it is a party or by which it or its property may be bound and which is filed as an exhibit to the Company's 1934 Act reports, except for defaults that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         2.8. Subsequent Events; Undisclosed Liabilities. Since September 30, 2000, the Company has not incurred any liability or obligation, contingent or otherwise, that taken as a whole, is material in the aggregate to the Company, except (i) in the ordinary course of business consistent with past practices, or
                  (ii) as reflected in or reserved against in the balance sheet of the Company as of September 30, 2000. Since September 30, 2000, the Company has conducted its business in the ordinary course of business consistent with past practices, and there has not been any Material Adverse Effect and there is no condition existing that could reasonably be expected to result in a Material Adverse Effect on the business of the Company.

         2.9. Consents and Approvals. No material consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority or any third party, including any approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Shares by the Company, other than the filings that have been made prior to the Closing, except that any notices of sale required to be filed by the Company with the SEC under Regulation D of the 1933 Act and filings required by the rules of the Nasdaq National Market, or such post-closing filing as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

         2.10. Compliance with Laws and Court Orders. The Company is not in violation of any applicable law, rule, regulation, judgment, injunction, order or decree except for


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                  violations that have not had and would not reasonably be
                  expected to have, individually or in the aggregate, a Material Adverse Effect.

         2.11. No Conflict. The execution and delivery of this Agreement and the Company's performance of its obligations under this Agreement will not (i) violate any applicable law, ordinance, rule or regulation of any governmental authority or (ii) conflict with or result in a breach of the terms and conditions of, or constitute any default under, the Company's Certificate of Incorporation or By-laws, or any contract, agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any Subsidiary or any of their respective property if bound, except, in any such case, for violations, conflicts or breaches which individually or in the aggregate would not have a Material Adverse Effect.

         2.12. Insurance. The Company has in full force and effect fire and casualty, general liability and product liability insurance policies, with extended coverage, in amounts customary for companies similarly situated to the Company.

         2.13. Environmental and Safety Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, except where such violation could not reasonably be expected to have a Material Adverse Effect, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

         2.14. Legal Proceedings, Etc. There is no legal, administrative, arbitration or other action or proceeding or governmental investigations pending, or to the Company's knowledge threatened, against the Company which could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

3. Representations and Warranties of Investor. Investor hereby represents and warrants to the Company that:

         3.1. Organization and Existence. Investor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

         3.2. Corporate Authorization. Investor has full corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution, delivery and performance by Investor of this Agreement have been duly authorized by all requisite corporate action. This Agreement, assuming due authorization, execution and delivery by the Company, constitutes the valid and legally binding obligation of Investor, enforceable against Investor in accordance with its terms, except as such enforcement may be limited by applicable laws relating to creditors' rights or principles of equity affecting the availability of remedies.


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         3.3.     Purchase Entirely for Own Account. Investor is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions described herein, and has the capacity to protect its own interests. Investor has not been formed solely for the purpose of entering into the transactions described herein. The Shares to be received by Investor will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

         3.4. Restricted Securities. Investor understands that the shares of Common Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only under certain limited circumstances. In this connection Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

                  Investor agrees that it shall not sell or otherwise transfer any of the Shares without registration under the 1933 Act, or pursuant to Rule 144 under the 1933 Act, or pursuant to an opinion of counsel reasonably satisfactory to the Company that an exemption from registration is available, and fully understands and agrees that it must bear the total economic risk of its purchase for an indefinite period of time because of the restricted nature of the Shares. Investor understands that the Company is under no obligation to register the Shares on its behalf. Investor understands the lack of liquidity and restrictions on transfer of the Shares and that this investment is suitable only for a person or entity of adequate financial means that has no need for liquidity of this investment and that can afford a total loss of its investment.

         3.5. Legends. Investor acknowledges that the certificates evidencing the Shares shall bear the following or substantially similar legend or such other legends as may be required by state or other applicable securities laws:

                           "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES ACT OF ANY STATE. THE SHARES MAY NOT BE SOLD, TRANSFERRED FOR VALUE, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE ACT AND/OR THE SECURITIES ACT OF ANY STATE OR IN THE ABSENCE OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS."


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         3.6.     Removal of Legends

                  (a)      Any legend endorsed on a certificate pursuant to
                           Section 3.5 shall be removed (i) if the shares of Common Stock represented by such certificate shall have been resold under an effective registration statement under the 1933 Act or otherwise lawfully sold in a public transaction, (ii) if such shares may be transferred in compliance with Rule 144 promulgated under the 1933 Act, or (iii) if the holder of such shares shall have provided the Company with an opinion of counsel, in form and substance acceptable to the Company and its counsel, stating that a public sale, transfer or assignment of such shares may be made without registration.

                  (b) Any legend endorsed on a certificate as required by state securities laws pursuant to Section 3.5 shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of such shares provides the Company with an opinion of counsel, in form and substance acceptable to the Company and its counsel, stating that such state legend may be removed.

         3.7. Accredited Investor. Investor is an "accredited investor" (as defined in Rule 501(a) under the 1933 Act) and has the financial ability to bear the economic risks of its investment, has adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Company.

         3.8. Consents and Approvals. Except for Schedule 13D or 13G under the Securities Exchange Act of 1934, no material consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority or any third party, including any approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is required on the part of the Investor in connection with the Investor's valid execution, delivery or performance of this Agreement.

         3.9. Legal Proceedings, Etc. There is no legal, administrative, arbitration or other action or proceeding or governmental investigations pending, or to the Investor's knowledge threatened against the Investor which could reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

         3.10. Availability of Funds. Investor has or will have available at Closing, sufficient funds to pay the Purchase Price for the Shares.

         3.11. Ultimate Parent Entity. Sanofi-Synthelabo, a societe anonyme, organized under the laws of France, is the ultimate parent entity (as defined in 16 C.F.R. Section


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                  801.1(a)(3) and (b)) of Investor and Sanofi-Synthelabo
                  (societe anonyme), together with all entities it controls (as defined in 16 C.F.R. Section 801.1(b)), does not presently hold any voting securities of the Company.

4. Covenant relating to Rule 144. The Company will file reports in compliance with the 1934 Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish the Investor with such other information as the Investor may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing Investor to sell any Company Shares without registration, and will, at its own expense, upon the request of the Investor, deliver to the Investor a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the 1934 Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either
         Section 13 or Section 15(d) of the 1934 Act, the Company at its expense will, upon the written request of the Investor, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

5. Lock-Up. Notwithstanding anything to the contrary contained in this Agreement, Investor shall not sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of (collectively, "Sell") any Shares for a period of one (1) year after the Closing Date. Further, Investor agrees that during any three-month period following the first anniversary of the Closing Date and prior to the second anniversary of the Closing Date, it will only Sell up to an aggregate of twenty-five percent (25%) of the Shares; provided, however, that Investor agrees that it will notify the Company prior to taking any action to Sell and in any event will not Sell, within one (1) trading day, in one or a series of related transactions, Shares constituting more than twenty percent (20%) of the average daily trading volume of the Common Stock over the twenty (20) trading days immediately preceding such trading day. Investor further agrees, in the event of a public offering by the Company of Common Stock on a Registration Statement on Form S-1, S-2, S-3 or S-4, not to Sell Shares for a period of ninety (90) days from the date Investor receives notice from the Company that the Company has filed or intends to file within thirty
         (30) days a registration statement with respect to the Company's Common Stock with the United States Securities and Exchange Commission. The above limitation shall not apply with respect to more than two (2) public offerings of Common Stock by the Company.

6.       Conditions to Closing.

         6.1. Conditions of Investor to Closing; Deliveries to Investor. The obligations of Investor to consummate the transactions contemplated by this Agreement are


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                  subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

                  (a) A certificate from a duly authorized officer of the Company certifying that the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the Closing Date as if made on and as of the Closing Date.

                  (b) The Collaboration Agreement shall have concurrently closed.

                  (c) Investor shall have received the following documents or deliveries at or before the Closing, each of which shall be in full force and effect:

                           (i) evidence of the delivery of the letter to the
                  Company's transfer agent pursuant to Section 1.2 above; and

                           (ii) a certificate signed by the chief executive
                  officer and the corporate secretary of the Company certifying
                  (x) to resolutions duly and validly adopted by the Board of Directors of the Company evidencing and its authorization of the execution and delivery of this Agreement and the issuance of the Shares to Investor, and the consummation of the transactions contemplated hereby and that such resolutions have not been amended and remain in full force and effect, and
                  (y) to the names and signatures of the persons authorized on behalf of the Company to execute and deliver this Agreement.

         6.2. Conditions of the Company to Closing; Deliveries to the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

                  (a) A certificate from a duly authorized officer of Investor certifying that the representations and warranties of Investor set forth in this Agreement shall be true and correct as of the Closing Date as if made on and as of the Closing Date.

                  (b) The Collaboration Agreement shall have concurrently closed.

                  (c) The Company shall have received the following documents or deliveries at or before the Closing, each of which shall be in full force and effect:

                           (i) a certificate signed by the chief executive
                  officer and the corporate secretary of Investor certifying (x) to resolutions duly and validly adopted by the Board of Directors of Investor evidencing and its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and that such resolutions have not been amended and remain in full force and effect, and (y) to the names and signatures of the persons authorized on behalf of Investor to execute and deliver this Agreement; and


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                           (ii) the consideration payable by Investor at Closing
                  as provided in Section 1.3 in immediately available funds.

7.       Termination.

         7.1.     Termination. This Agreement may be terminated prior to the
                  Closing:

                  (a) By mutual written consent of the Company and Investor.

                  (b) In the event that the Collaboration Agreement shall not have concurrently closed.

         7.2. Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect; provided, however that the termination of this Agreement shall not relieve any party from any liability for any willful and knowing breach of this Agreement.

8.       Miscellaneous.

         8.1. Successors and Assigns. This Agreement may not be assigned without the prior written consent of the non-assigning party; provided, however, that without prior written approval, Investor may assign any and all of its rights and interest under this Agreement to one or more of its Affiliates and designate one or more of its Affiliates to perform its obligations under this Agreement; provided such Affiliate expressly acknowledges and confirms the representations, warranties and information set forth in Sections 3.4, 3.5 and
                  3.7 of this Agreement. Any purported assignment in violation of this provision shall be null and void. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         8.2. Third Party Purchaser. A third-party purchaser of the Shares from Investor will not be subject to any of the terms of this Agreement other than those imposed by the federal and state securities laws.

         8.3. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York (irrespective of its choice of law principles).

         8.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.5. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


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

         8.6. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be deemed to have been given if delivered personally, mailed by certified mail (return receipt requested) or sent by cable, telegram, telecopier or recognized overnight delivery service to the parties at the following addresses or at such other addresses as specified by the parties by like notice:

                           If to the Company:

                           Atrix Laboratories, Inc.
                           2579 Midpoint Drive
                           Fort Collins, Colorado 80525
                           Attn:  Dr. Charles P. Cox, Vice President of
                                  New Business Development
                           Fax:   (970) 482-9765
                           Phone: (970) 482-5868

                           With a copy to:

                           Morrison & Foerster LLP
                           370 17th Street, Suite 5200
                           Denver, Colorado 80202
                           Attn:  Warren L. Troupe, Esq.
                           Fax:   (303) 592-1510
                           Phone: (303) 592-1500

                           If to Investor:

                           Sanofi-Synthelabo Inc.
                           90 Park Avenue
                           New York, NY 10016
                           Attn:  Gregory Irace
                           Vice President and Chief Financial Officer
                           Telephone: (212) 551-4000
                           Facsimile: (212) 551-4905

                           With a copy to:

                           Sanofi-Synthelabo Inc.
                           90 Park Avenue
                           New York, New York 10016
                           Attn:  General Counsel
                           Telephone:  (212) 551-4306
                           Facsimile:  (212) 551-4919

                  Notice so given shall be deemed given and received (i) if by mail on the fourth calendar day after posting; (ii) by cable, telegram, telecopier, telex of personal delivery on the date of actual transmission or (as the case may be) personal or other delivery; and (iii) if by overnight courier, on the next business day following the day such notice is delivered to the courier service.

         8.7. Finders Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Investor agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and costs and expenses of defending against such liability or asserted liability) for which Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         8.8. Expenses. The Company and the Investor shall pay their respective costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.

         8.9. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding on the Investor and the Company.

         8.10. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         8.11. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         8.12. Other Agreements. The Company will not enter into any other agreement with respect to its securities which violates the rights granted to the Investor in this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



ATRIX LABORATORIES, INC.                  SANOFI-SYNTHELABO INC.
a Delaware corporation                    a Delaware corporation

By: /s/ David R. Bethune                  By: /s/ John M. Spinnato
   ----------------------------------        ----------------------------------
Name:  David R. Bethune                   Name:  John M. Spinnato
Title: Chairman and Chief                 Title: Senior Vice President and
       Executive Officer                         General Counsel


                                          SANOFI-SYNTHELABO INC.
                                          a Delaware corporation

                                          By: /s/ Richard H. Thomson
                                             ----------------------------------
                                          Name:  Richard H. Thomson
                                          Title: Vice President and Treasurer

                                    EXHIBIT A

                     LETTERHEAD OF ATRIX LABORATORIES, INC.



                                December __, 2000


American Stock Transfer & Trust Company
Transfer Agent and Registrar
6201 15th Avenue
Brooklyn, NY 11219


Attention:
          -------------------------

                  Re:     Atrix Laboratories, Inc. - Share Issuance Instructions

Ladies and Gentlemen:

                  Atrix Laboratories, Inc., a Delaware corporation (the "Company"), proposes to issue _______________ (__________) shares of its common stock, par value $.001 per share (the "Common Stock") pursuant to a Stock Purchase Agreement between the Company and Sanofi-Synthelabo Inc. The shares to be issued have been duly authorized, and when issued will be validly outstanding, fully paid and non-assessable.

                  1. You are hereby irrevocably authorized and directed, as the Company's Transfer Agent and Registrar, to register and countersign, as an original issue, one certificate representing an aggregate of _________ shares of the Common Stock in the name of Sanofi-Synthelabo Inc.

                  2. You are further directed to deliver the above referenced share certificate to the following address, by registered mail:

                           Sanofi-Synthelabo Inc.
                           90 Park Avenue
                           New York, NY 10016
                           Attn:  Gregory Irace
                           Vice President and Chief Financial Officer

                  3. The above-referenced certificate shall bear the following legend:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES ACT OF ANY STATE. THE SHARES MAY NOT BE SOLD, TRANSFERRED FOR VALUE, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM

UNDER THE ACT AND/OR THE SECURITIES ACT OF ANY STATE OR IN
THE ABSENCE OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS."



            Please acknowledge receipt of these instructions below.

                                   Very truly yours,



                                   By:
                                      ------------------------------------------
                                   Name:    David R. Bethune
                                   Title:   Chairman and Chief Executive Officer



American Stock Transfer & Trust Company
as Transfer Agent and Registrar



By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


                                      A-2